INVESTOR PRESENTATION MARCH 2025 1

DISCLAIMER 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this communication, including, without limitation, statements regarding the Company’s planned cost reductions, financial outlook, expected market opportunity and market acceptance, the Company’s business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: the Company’s history of net losses, ability to achieve or maintain profitability in the future; the Company’s ability to continue as a going concern; the Company’s ability to meet the continued listing requirements of Nasdaq could result in a delisting of its common stock; the Company’s ability to execute its business plan and adequately control its expenses or raise additional capital on favorable terms, if at all; the Company’s ability to generate sufficient cash to service its debt obligations; the Company’s dependence on sales of b-silk™ and xl-silk™ products; the Company’s reliance on a single or limited manufacturing partners and manufacturing facilities; costs of and availability for b-silk™ and xl-silk™ and the Company’s future products that are out of the Company’s control; pricing pressures if the Company’s costs of producing b-silk™ and xl-silk™ materially increase; the Company’s limited experience in marketing and selling b-silk™ and xl-silk™; market acceptance of from consumer product companies; the Company’s ability to protect adequately its patents and other intellectual property assets; government regulations and private party actions relating to the marketing and advertising of cosmetic products that include b-silk™, xl-silk™ or other products the Company develops may restrict, inhibit or delay its ability to sell such products; and the other risks and uncertainties discussed under the caption “Risk Factors” included in the included in the Company’s prospectus on Form 424(b)(8) filed with the SEC on October 2, 2024, as such factors may be updated from time to time in its other filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which are accessible on the SEC’s website at www.sec.gov and the Financials section of the Company’s website at www.boltprojectsholdings.com. The Company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law. Market and Industry Data and Forecasts In this presentation, we present certain market and industry data and data. This information is based on third-party sources, which we believe to be reliable, however, we have not independently verified data from these sources and cannot guarantee their accuracy or completeness. Additionally, some data in this presentation is based on our good faith estimates, which are derived from management’s knowledge of the industry, independent sources and assumptions. Similarly, we believe our internal research is reliable, however, such research has not been verified by any independent sources. Our estimates involve a number of assumptions which are necessarily subject to risks and uncertainties and are subject to change based upon various factors, including those discussed under “Forward-Looking Statements” above. These and other factors could cause our future performance, total addressable market and market expectations to differ materially from our assumptions and estimates.

At Bolt, we believe that the best days of our planet are ahead of us. Because where some see a tree, we see a template. Where some see a flower, we see a framework. Where some see a spider’s web, we see a solution. This is where billions of years of evolution meets the newest advances in biotechnology. Where we unlock nature’s blueprints and cultivate materials that are more beneficial to people and this amazing ecosystem we call home. This is the recipe for a more promising future. And we’ll be supplying the ingredients. Inspired by nature. Propelled by science. Driven to create way better materials for a way better world. THE BEST DAYS ARE AHEAD OF US 3

By harnessing the power of nature’s materials, we create scientifically advanced, clean, biodegradable, luxurious ingredients that are designed to help beauty brands meet their customers’ demands for performance and sustainability. Over the last decade and with more than $300M invested, Bolt has decoded over 20,000 natural materials, scaling a variety from bench, to pilot, to fully commercialized. Our products and processes are highly proprietary — protected by an intellectual property portfolio anchored by 68 granted patents and 166 pending patent applications. Many of our materials are actively moving through the innovation pipeline and, we believe, are primed for commercialization. INTRODUCTION—WHO IS BOLT PROJECTS HOLDINGS? 4 BOLT IS PIONEERING A NEW GENERATION OF BIOTECH INGREDIENTS FOR THE BEAUTY AND PERSONAL CARE INDUSTRY

OUR PLATFORM A collection of patented materials built on shared technology and functional benefits, designed to streamline development and offer versatile solutions to common industry challenges. Made through fermentation, our vegan silks are collection complex polypeptides that act as a lightweight, film-forming alternative to silicone elastomers — a commonly used ingredient under increasing regulatory and consumer scrutiny due to concerns about their impact on human health and the environment. Our platform of vegan silks deliver 20+ clinically-proven benefits, are fully bio-based, and biodegradable, providing formulators the ability to incorporate them into products without trading efficacy for regulatory compliance. BOLT’S VEGAN SILK TECHNOLOGY PLATFORM 5 COMPANY OVERVIEW OUR TECHNOLOGY Bolt’s first commercialized tech is our Vegan Silk Technology Platform, which includes b-silk™ and xl-silk™ ingredients. OUR IP Bolt is built on intellectual property. This starts with our 68 granted patents and 166 pending patents, continues through our trade secrets and know how developed by making product for 14+ yrs, and culminates in our valuable trademarks that create ingredient brands. Efficacious alternatives to silicone elastomers with 20+ proven functional benefits —

$16.7B to $19.9B Global Silicone Market 3 $6.3B to $10B Global Silicone Elastomer Market 2 TAM: $3.0B to $3.9B Silicone Elastomers in Personal Care and Consumer Goods Market 1 SILICONE MARKET OVERVIEW + Vegan Silk materials have a wide range of applications and are designed to both replace silicone elastomers and other functional ingredients in the cosmetic formulations. + Silicone elastomers alone represent a $3B+ market opportunity where regulatory constraints and consumer preference are accelerating the demand for sustainable solutions. Active ingredients add even more. + Regulatory pressures, including European Union zero-waste regulations by June 1, 2027 (Regulation (EU) 2023/2055, and Regulation 2024/1328), and consumer preferences are forcing brands to reconsider their reliance on silicones and seek biotech-driven solutions like b-silk™ and xl-silk™ MARKET OVERVIEW 6 VEGAN SILK’S MARKET OPPORTUNITY We complete in a $3B+ market that requires new solutions -

SALES—WHAT CUSTOMERS ARE BUYING B-SILK™ and XL-SILK™?

VEGAN SILK'S GROWING MARKET PRESENCE

Bolt has validated multiple applications for vegan silk — with products in market across categories

+ B-silk™ first came to market in haircare as part of **Vegamour's** GRO Revitalizing Shampoo and Conditioner, powering their proprietary Karmantin™ offering.
+ In Q3 2024, b-silk™ delivered a mineral sunscreen with **Freaks of Nature™** debuting in two SKUs — the Daily Defender SPF30 and the Peak Performance SPF50.
+ In Q4 2024, b-silk™ was a key ingredient in a new color cosmetics product, **B Structural Volumizing and Lengthening Mascara** by **Haus Labs by Lady Gaga**.
+ In Q1 2025, **Goddess Maintenance Co.** committed to a multi-year supply agreement with a $4M minimum annual purchase to support their planned 2025 product announcements.
+ In Q4 2025, another leading skincare brand is expected to integrate xl-silk™ technology into its existing portfolio to enhance current claims and deliver functional differentiation.


HAUS LABS

POWERED BY BOLT

Bolt

7

Beauty and Personal Care offers sustained demand with long lead times to launch— SALES—WHAT DRIVES TIMELINES? 8 + The multi-faceted sales cycle for cosmetics ingredients, can range from 8 to 24 months — mainly driven by the regulatory requirements governing the beauty industry. + In addition, brands have unique cycles for new product launches, which further extends time required to bring new ingredients to market. + While lengthy, we believe the process is delivering positive results as b-silk™ continues to demonstrate both efficacy and high consumer satisfaction with each new product launch. + Order volume growth is expected to occur as our ingredient penetrates additional products and brands within a customer’s portfolio. + Furthermore, successful launches within these segments are expected to drive new customer adoption, as the product itself demonstrates a proven value proposition. SALES CYCLE DRIVEN BY INDUSTRY ESTABLISHED PROCESSES

9 + Identification and qualification of brand customers that could benefit from Bolt’s platform offerings + Engaging in a discovery process to align with their needs + Delivering material samples for research & development of new or existing commercial products + Brands finalize formula development and initiate regulatory & safety testing, and claim validation + Brand allocation of new products into marketing calendar + Bolt delivers materials for production + Brands begin production and initiate go-to-market strategy SALES—HOW DO WE SELL OUR VEGAN SILK INGREDIENTS? BOLT’S TARGETED SALES PROCESS— Awareness Presentation Done Interest NDA in Place Intent Sample Sent Consideration R&D in Progress Decision Product Approval & Forecast SALES FUNNEL FOR QUALIFIED LEADS

+ Our silk technology started over a decade ago, and Bolt has successfully manufactured with 10+ contract manufacturing organizations (CMOs) over this period, demonstrating consistent tech-transfer feasibility across multiple production partners. + Today, all manufacturing activities are outsourced, with a major Good Manufacturing Practice (GMP) bio-manufacturer as our contract manufacturing partner. Together, we are focused on driving operational efficiencies and implementing process improvements to support our mutual growth objectives. + Over the past three years, this partnership has achieved over 65% in manufacturing cost reductions, with an additional double-digit reduction anticipated in 2025. OPERATIONS—HOW DO WE MAKE OUR VEGAN SILK INGREDIENTS? BOLT’S PROCESS ENCAPSULATED Modeling of polypeptide sequences Computational protein design of novel materials Reprogramming yeast to produce the desired protein Utilize white biotechnology (fermentation) to produce the protein Purification and refining process to obtain the final product 10 A PROPRIETARY INGREDIENT BACKED BY A PROPRIETARY BIO-MANUFACTURING PROCESS

+ Bolt has invested more than $300M over a decade in exploring a wide range of materials. + We believe this extensive silk background, and other developed technologies, provide Bolt with a back-catalog of innovation to diversify our Vegan Silk Technology Platform and create new Platforms at an accelerated pace. + Our current focus is optimizing our technology and expanding our silk offering with specific target benefits by segment. + We operationalize our R&D efforts by engaging external capabilities and infrastructure offered within the biotech industry, such as our ongoing collaboration with Ginkgo Bioworks. + This approach is intended to enable Bolt to deliver innovation without significant upfront capex investments and tap an almost infinite technical talent pool, benefiting from Ginkgo’s best-in-class facilities and personnel. BOLT’S INNOVATION PIPELINE CUSTOMER FEEDBACK & SCALE UP Manufacturing & Product Line Expansion FIND BIO BASED SOLUTION INITIATE DEEP R&D DEFINE G0-TO-MARKET (GTM) STRATEGY Market Fit & Price Positioning IDENTIFY MARKET NEED Market Opportunity Assessment Early Research & Techno-Economic Analysis Material & Product Development 11 BOLT’S INNOVATION & COMMERCIALIZATION PIPELINE RESEARCH & DEVELOPMENT—HOW DO WE EXPAND AND DEVELOP NEW PLATFORMS?

Revenues — Due to customer launch plans and the nature of the distribution channel we sell into, deliveries of b-silk™ and xl-silk™ will vary from quarter to quarter. We believe that the best measure of our traction is sales and deliveries over the prior twelve months. Gross Profits — In order to support our fixed costs, we need to focus on driving revenue growth at a manufacturing cost that supports attractive gross margins. We believe that at scale, b-silk™ and xl-silk™ will produce 60%+ gross margins. Operating Expenses — Outside of working capital, our principal cash funding requirement is driven by supporting our operating expenses. Our operating model requires a small, professional team of sales, manufacturing, research, and G&A professionals. We believe we can scale significantly with the existing infrastructure. Adjusted EBITDA — By maintaining a reasonable and mostly fixed operating cost structure, we believe that investors will benefit from this scale as incremental gross profits translate into positive Adjusted EBITDA. ECONOMIC MODELING 12 ATTRACTIVE GROSS MARGINS AT SCALE LONG TERM MODEL Gross Margin 60% R&D % of Sales 13% S&M % of Sales 15% G&A % of Sales 12% Adjusted EBITDA Margin 20%

BOLT PROJECTS HOLDINGS FINANCIAL RESULTS (In Thousands) FINANCIALS 13 * Estimate ** Certain expenses previously recorded as G&A have been reclassed to R&D or S&M. This classification adjustment was made to better reflect the nature of the expenses in accordance with U.S. GAAP. There was no impact on our total expenses, net income (loss), or earnings per share. *** See slide 15 for additional information about non-GAAP financial measures and slide 14 for a reconciliation of Adjusted EBITDA. 2022 2023 2024 2025* 2026* Sales $346 $3,441 $1,373 $4,500 $9,000 Gross Profit ($388) ($1,405) ($93) Positive Positive R&D $15,857 $9,632** $6,245 – – S&M $1,699 $866** $1,989 – – G&A $35,105 $18,757** $33,281 – – Adjusted EBITDA*** ($49,015) ($20,332)*** ($11,438)*** – –

FINANCIALS 14 BOLT PROJECTS HOLDINGS ADJUSTED EBITDA RECONCILIATION (In Thousands) 2023 2024 GAAP net loss $(57,720) $(65,393) Interest expense 3,503 1,504 Depreciation 1,088 2 EBITDA $(53,129) $(63,887) Non-GAAP adjustments: (Gain) loss on lease termination 319 (2,015) Lease, property and equipment impairment 21,559 – Loss on extinguishment of convertible notes – 26,359 Non-cash fair value remeasurements of convertible notes, warrant, and share-based liabilities 565 (1,519) Bridge note issuance costs 3,527 11,460 Restructuring costs 3,973 – Stock-based compensation 643 18,164 Loss on supply agreement termination 2,211 – Adjusted EBITDA $ (20,332) $ (11,438)

DISCLAIMER 15 NON-GAAP FINANCIAL MEASURES In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including EBITDA and Adjusted EBITDA. The Company's non-GAAP financial measures should not be considered as an alternative to net income (loss) as a measure of financial performance or any other performance measure derived in accordance with GAAP and should not be construed as an inference that the Company's future results will be unaffected by unusual or non-recurring items. EBITDA is defined as net income (loss) adjusted for interest expense and depreciation. Adjusted EBITDA is defined as net income (loss) adjusted for interest expense and depreciation and amortization, (gain)/loss on lease termination, loss on supply agreement termination, lease, property and equipment impairment, loss on extinguishment on convertible notes, non-cash fair value remeasurements of convertible notes, warrant and share-based liabilities, bridge note issuance costs, restructuring costs and stock-based compensation. For a reconciliation of the historical non-GAAP financial measures herein, see slide 14. The Company defines free cash flow as net cash provided by (used in) operating activities less payments for capital expenditures. Reconciliations of the non-GAAP financial measure guidance herein to the most directly comparable GAAP financial measures cannot be provided without unreasonable efforts and are not provided because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations and certain other items reflected in our reconciliation of historical non-GAAP financial measures, the amounts of which could be material.